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                                                                      EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Condensed Financial Information" and "Independent Auditors" and to the use of our reports on Security First Life Insurance Company and Subsidiaries dated February 11, 1998 and Security First Life Separate Account A dated April 17, 1998 in the Registration Statement (Form N-4, amendment number 3 under the Securities Act of 1933, and amendment number 94 under the Investment Company Act of 1940) and related Prospectus and Statement of Additional Information of Security Life Separate Account A.

                                                               Ernst & Young LLP

Los Angeles, California
May 1, 1998